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                                                                    EXHIBIT 23.3



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


        We hereby consent to the use in this Registration Statement on Form S-4 for Western Sierra Bancorp of our report dated March 5, 1998 relating to the financial statements of Lake Community Bank for the years ended December 31, 1997, 1996 and 1995, and to the reference to our Firm under the caption "EXPERTS" in the Registration Statement.

                                        /s/ Perry-Smith & Co., LLP


Sacramento, California
January 4, 1999



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